GOLDMAN SACHS TRUST

Goldman Sachs Short Duration and Government Fixed Income Funds
Class A Shares, Class C Shares, Institutional Shares, Class R Shares and
Class IR Shares of the
Goldman Sachs Inflation Protected Securities Fund (the “Fund”)

Supplement dated June 30, 2011 to the
Prospectus and Summary Prospectus dated July 29, 2010 (the “Prospectuses”)

Effective as of the start of business on June 30, 2011, Goldman Sachs Asset Management (the “Investment Adviser”) has agreed to waive a portion of its management fee in order to achieve an effective net management fee rate of 0.20% as an annual percentage rate of the average daily net assets of the Fund.

Accordingly, effective June 30, 2011, the following replaces in its entirety the table and its accompanying footnotes in both the “Goldman Sachs Inflation Protected Securities Fund—Summary—Fees and Expenses of the Fund” section of the Prospectus and in the “Fees and Expenses of the Fund” section of the Summary Prospectus:

	Class A	Class C	Institutional	Class IR	Class R
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or sale proceeds)[1]	None	1.0%	None	None	None

	Class A	Class C	Institutional	Class IR	Class R
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.33%	0.33%	0.33%	0.33%	0.33%
Distribution and Service (12b-1) Fees	0.25%	1.00%	None	None	0.50%
Other Expenses	0.33%	0.33%	0.24%	0.33%	0.33%

Total Annual Fund Operating Expenses	0.91%	1.66%	0.57%	0.66%	1.16%
Fee Waiver and Expense Limitation[2]	(0.29)%	(0.29)%	(0.29)%	(0.29)%	(0.29)%

Total Annual Fund Operating Expenses After Fee Waiver and Expense Limitation	0.62%	1.37%	0.28%	0.37%	0.87%

[1]	A contingent deferred sales charge (“CDSC”) of 1% is imposed on Class C Shares redeemed within 12 months of purchase.
[2]	The Investment Adviser has agreed to (i) waive a portion of its management fee in order to achieve an effective rate of 0.20% as an annual percentage rate of the Fund’s average daily net assets (effective June 30, 2011), and (ii) reduce or limit “Other Expenses” (excluding management fees, distribution and service fees, transfer agency fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses exclusive of any custody and transfer agent fee credit reductions) to 0.044% of the Fund’s average daily net assets. These arrangements will remain in effect through at least July 29, 2012, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Board of Trustees.

Additionally, effective June 30, 2011, the following replaces, with respect to Inflation Protected Securities, the information in the management fee table in the “Service Providers—Management Fees and Other Expenses” section of the Prospectus. All references to the Fund in the existing footnote to the management fee table are hereby deleted.

Actual Rate for the
	Management Fee	Average Daily	Fiscal Year Ended
Fund	Annual Rate	Net Assets	March 31, 2010
Inflation Protected Securities	0.33%	First $1 Billion	0	.25%**
	0.30%	Next $1 Billion
	0.28%	Next $3 Billion
	0.27%	Next $3 Billion
	0.26%	Over $8 Billion

**	Effective June 30, 2011, the Investment Advisor has agreed to waive a portion of its management fee in order to achieve an effective net management fee rate of 0.20% as an annual percentage rate of the average daily net assets of the Inflation Protected Securities Fund. This arrangement will remain in effect through at least July 29, 2012, and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees. The management fee waiver may be modified or terminated by the Investment Adviser at its discretion and without shareholder approval after such date, although the Investment Adviser does not presently intend to do so.

This Supplement should be retained with the Prospectuses for future reference.

IPSFEESTK